ACTUAL
114168891
19800044
Chase
$20,000.00
$19,915.09
$85,000.00
$0.00
($92.09)
$0.00
$0.00
$0.00
($13,824.18)
($19,823.00)
99.02%
ACTUAL
114217516
19822980
Chase
$56,000.00
$55,703.73
$42,000.00
$0.00
($47,255.73)
$0.00
$0.00
$0.00
($22,974.57)
($8,448.00)
99.44%
ACTUAL
114232614
19816081
Chase
$35,000.00
$34,883.11
$125,000.00
$0.00
($210.11)
$0.00
$0.00
$0.00
($84,024.01)
($34,673.00)
99.05%
GainsLosses Report
Date: 12/15/2005 4:46:14 PM Deal Number: SASCO 2005-NC1 Report As of: 11/30/2005
Contact Us:
T: 718-858-6050
E: info@rmgglobal.com
W: www.rmgglobal.com
Investor Ln Nbr
Loan Number
Servicer Name
Originator
Original UPB
Current UPB
Current Value
Sr/Jr Lien Bal
Total
Expenses
Waived PPP
Disposition
Proceeds
Insurance
Proceeds
Forecasted Loss
Actual Gain(Loss)
Loss Severity
Page 1 of 1 (3 records returned)
GainsLosses Report
Date: 12/15/2005 4:46:14 PM Deal Number: SASCO 2005-NC1 Report As of: 11/30/2005
Contact Us:
T: 718-858-6050
E: info@rmgglobal.com
W: www.rmgglobal.com
Investor Ln Nbr
Loan Number
Servicer Name
Originator
Original UPB
Current UPB
Current Value
Sr/Jr Lien Bal
Total
Expenses
Waived PPP
Disposition
Proceeds
Insurance
Proceeds
Forecasted Loss
Actual Gain(Loss)
Loss Severity
Page 1 of 1 (3 records returned)